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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 AND 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported:) June 15, 1999


                        CALIFORNIA INDEPENDENT BANCORP
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           (Exact Name of Registrant as Specified in its Charter)


                                   CALIFORNIA
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                (State or Other Jurisdiction of Incorporation)

              0-26552                               68-0349947
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     (Commissions File Number)           (IRS Employer Identification No.)

   1227 Bridge Street, Suite C, Yuba City, Ca.             95991
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     (Address of Principal Executive Office)             (Zip Code)

                                 (530) 674-4444
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             (Registrant's Telephone Number, Including Area Code)


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        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 5.       Other Events.

The Boards of Directors of California Independent Bancorp ("CIBN") and its wholly-owned subsidiary Feather River State Bank ("Bank") announced the resignation of President and Chief Executive Officer Robert J. Mulder from his directorship and executive officer positions with CIBN and the Bank effective June 15, 1999, The Boards are working with Mr. Mulder to assure a smooth transition, and, subject to appropriate regulatory approval, Mr. Mulder has agreed to continue his association with CIBN and the Bank as a long-term consultant.

In its continued efforts to strengthen senior management, the Boards of Directors are pleased to announce that pending appropriate regulatory approval, Larry D. Hartwig has agreed to become President and Chief
Executive Officer of CIBN and the Bank. Mr. Hartwig has more than 30 years' experience in the banking industry. Most recently, he served on the boards of directors and as President and Chief Executive Officer of SC Bancorp and its wholly-owned subsidiary Southern California Bank prior to the institutions' 1997 merger into Western Bancorp.

A copy of the press release announcing the resignation of Mr. Mulder and Mr. Hartwig's anticipated appointment as President and Chief Executive Officer of CIBN and the Bank is filed as Exhibit 99.1 to this Form 8-K.


Item 7.       Financial Statements and Exhibits.

       (c)          Exhibits.

       The following exhibit is filed with this Current Report on Form 8-K:

EXHIBIT NO.         DESCRIPTION
99.1                Press Release of California Independent Bancorp dated
                    June 25, 1999.


                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CALIFORNIA INDEPENDENT BANCORP
                                                      (Registrant)


DATE:    JUNE 25, 1999                       By:  /s/ Annette Dier Bertolini
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                                                  ANNETTE DIER BERTOLINI
                                                  Senior Vice President and
                                                  Chief Financial Officer


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